UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 23, 2004

THE SINGING MACHINE COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24968	93-3795478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 Lyons Road, Building A-7, Coconut Creek, Florida 33073

(Address of Principal Executive Office) (Zip Code)

(954)-596-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On September 23, 2004, we issued 400,000 shares of our common stock to Vianale & Vianale, LLP as Escrow Agent for Singing Machine Settlement Fund. These shares were issued as partial consideration for the settlement of the class action lawsuit styled Frank Bielansky, on behalf of himself and all others similarly situated, vs. Salberg & Company, P.A., Edward Steele, John Klecha, April Green and The Singing Machine, Inc. The issuance was exempt from registration pursuant to Section 3(a)(10) of the Securities Act of 1933 because the terms and conditions of the issuance were approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it was proposed to issue such securities had the right to appear, by the United States District Court for the Southern District of Florida.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE SINGING MACHINE COMPANY, INC.

Date: September 28, 2004	By:	/s/ Jeff Barocas
Jeff Barocas Chief Financial Officer

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